Exhibit 10.18

AGREEMENT TO TERMINATE EQUITY PLEDGE AGREEMENT

THIS AGREEMENT TO TERMINATE EQUITY PLEDGE AGREEMENT (this “Agreement”) is entered into as of September 27, 2011, by and among Qiyang County Xiangmei Food Technical Research and Development Co., Ltd , a company incorporated under the laws of People’s Republic of China (“PRC”) (“Pledgee”); Hunan Xiangmei Food Co., Ltd., a limited liability company organized under the laws of the PRC (“Hunan Xiangmei”) and the shareholders of Hunan Xiangmei (“Pledgor”, with Pledgee and Hunan Xiangmei collectively referred to as the “Parties”).

WHEREAS, in connection with a certain Consulting Services Agreement dated as of December 23, 2010 (the “Consulting Agreement”), Pledgee entered into an Equity Pledge Agreement (the “Equity Pledge Agreement”) with Pledgor and Hunan Xiangmei;

WHEREAS, Pledgor, Pledgee and Hunan Xiangmei, as of the date hereof, have entered into an agreement to terminate the Consulting Agreement (the “Termination Agreement”), pursuant to which Pledgor, Pledgee and Hunan Xiangmei have terminated the Consulting Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A.           TERMINATION OF THE EQUITY PLEDGE AGREEMENT.

(1)           Pledgee hereby terminates the Equity Pledge Agreement, and Pledgor and Hunan Xiangmei hereby accept such termination.

(2)           Each of the Pledgee, Pledgor and Hunan Xiangmei acknowledges that all service fees under Consulting Agreement have been settled and the Pledgor will not undertake any further obligations under the Consulting Agreement.

B.           GOVERNING LAW.  This Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Remainder of page left blank intentionally.]

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

Pledgee:

Qiyang County Xiangmei Food Technical Research and Development Co., Ltd

By: /s/ ZHOU, Taiping
Name: ZHOU, Taiping
Title:   Executive Director

Hunan Xiangmei:

Hunan Xiangmei Food Co, Ltd.

By:
/s/ ZHOU, Taiping
Name: ZHOU, Taiping
Title:   Executive Director

Pledgor:

By:
/s/ ZHOU, Taiping
Name: ZHOU, Taiping
Owns 100% of Hunan Xiangmei